Pacific Gemini Partners Fund Group

                        Supplement Dated February 9, 1998
                      To Prospectus dated February 9, 1998

The PGP Asia Growth Fund is not available for investment at this time.

The Transfer Agent's telephone number under the caption "How To Invest In The Funds" by wire on page 12 and "How To Redeem An Investment In The Funds" by telephone redemption on page 14 is replaced with the following phone number:
(800) 841-0980.